UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 23, 2013

SunTrust Banks, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Georgia	001-08918	58-1575035
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

303 Peachtree Street, N.E., Atlanta, Georgia		30308
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code	(404) 558-7711

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective April 23, 2013, Blake P. Garrett and G. Gilmer Minor III retired from the board of directors of SunTrust Banks, Inc. (the “Company”) in accordance with the Company's bylaws which provide that a director is not eligible to serve as a director for a term which begins following his or her 72nd birthday.

Item 5.07 Submission of Matters to a Vote of Security Holders.
The annual meeting of the shareholders of SunTrust Banks, Inc. was held on April 23, 2013. Represented at the meeting were 461,760,156 shares of 541,403,117 eligible shares. At the meeting, the shareholders of SunTrust took the following actions, and cast the following votes:
1. Shareholders elected the following persons as directors of SunTrust:

	For	Against	Abstain	Non-votes
Robert M. Beall, II	411,474,336	6,551,603	1,003,236	42,730,982
Alston D. Correll	408,673,485	9,350,759	1,004,930	42,730,982
Jeffrey C. Crowe	411,278,042	6,737,824	1,013,308	42,730,982
David H. Hughes	408,987,906	8,966,964	1,074,304	42,730,982
M. Douglas Ivester	406,121,358	11,701,108	1,206,708	42,730,982
Kyle Prechtl Legg	413,464,254	4,568,003	996,961	42,730,938
William A. Linnenbringer	413,417,736	4,571,906	1,039,576	42,730,938
Donna S. Morea	413,029,396	4,950,965	1,048,129	42,731,665
David M. Ratcliffe	413,518,937	1,892,969	3,617,312	42,730,938
William H. Rogers, Jr.	403,492,934	12,081,133	3,451,869	42,734,219
Frank P. Scruggs, Jr.	413,335,794	4,563,930	1,129,055	42,731,378
Thomas R. Watjen	411,867,957	6,112,949	1,048,312	42,730,938
Dr. Phail Wynn, Jr.	411,384,526	6,540,712	1,103,979	42,730,938
2. Shareholders approved (96.3 of the votes cast) the non-binding advisory vote ("say-on-pay") resolution regarding the compensation of the Company's executives as described in the Summary Compensation Table as well as in the Compensation Discussion and Analysis and the other executive compensation tables and related discussion.

	For	Against	Abstain	Non-votes
Say-on-Pay	403,431,464	13,377,675	2,215,862	42,735,154

3. Shareholders ratified (98.4% of the votes cast) the appointment of Ernst & Young LLP as independent auditors of SunTrust for 2012.

	For	Against	Abstain	Non-votes
Ratification of Auditor	454,226,104	6,394,350	1,139,097	605

Item 8.01 Other Events.
In connection with the election of a new director, Frank P. Scruggs, Jr., SunTrust's Board of Directors approved new committee assignments. Mr. Scruggs was assigned to the Compensation and Risk Committees. Effective immediately, the Board's committees will be comprised of the following directors:

Audit	Compensation	Executive	Governance &Nominating	Risk
Mr. Watjen, Chair	Mr. Correll, Chair	Mr. Rogers, Chair	Mr. Ivester, Chair	Mr. Crowe, Chair
Mr. Beall	Mr. Beall	Mr. Correll	Mr. Hughes	Mr. Correll
Ms. Legg	Mr. Crowe	Mr. Crowe	Mr. Linnenbringer	Mr. Hughes
Mr. Linnenbringer	Ms. Legg	Mr. Ivester	Ms. Morea	Mr. Ivester
Ms. Morea	Mr. Ratcliffe	Mr. Watjen	Mr. Watjen	Mr. Ratcliffe
Dr. Wynn	Mr. Scruggs		Dr. Wynn	Mr. Scruggs

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SUNTRUST BANKS, INC.
(Registrant)

Date: April 29, 2013.	By: /s/ David A. Wisniewski
David A. Wisniewski,
Senior Vice President, Deputy General
Counsel and Assistant Secretary